Exhibit 24

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2010 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 24th day of February 2011.

/s/R. Randall Rollins
R. Randall Rollins, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2010 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 24th day of February 2011.

/s/ Henry B. Tippie
Henry B. Tippie, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2010 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 24th day of February 2011.

/s/ Wilton Looney
Wilton Looney, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2010 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 24th day of February 2011.

/s/ James B. Williams
James B. Williams, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2010 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 24th day of February 2011.

/s/ Bill J. Dismuke
Bill J. Dismuke, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2010 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 24th day of February 2011.

/s/ Thomas J. Lawley
Thomas J. Lawley, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2010 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 24th day of February 2011.

/s/ Larry L. Prince
Larry L. Prince, Director

POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Gary W. Rollins as his true and lawful attorney-in-fact and agent in any and all capacities to sign the Annual Report on Form 10-K of Rollins, Inc. for the year ended December 31, 2010 and any and all amendments thereto and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 24th day of February 2011.

/s/ Glen Rollins
Glen Rollins, Director